Exhibit 99

Segment Results - Restated

Fourth Quarter Results - Year-to-Date

	Twelve Months Ended
Business Segment Results	February 2, 2013 (a)			January 28, 2012			January 29, 2011
(millions)	U.S.	Canadian	Total	U.S.	Canadian	Total	U.S.	Canadian	Total
Sales	$71,960	$—	$71,960	$68,466	$—	$68,466	$65,786	$—	$65,786
Cost of sales	50,568	—	50,568	47,860	—	47,860	45,725	—	45,725
Selling, general and administrative expenses	13,759	272	14,031	13,079	74	13,153	12,725	—	12,725
Depreciation and amortization	2,044	97	2,142	2,084	48	2,131	2,084	—	2,084
Segment profit (b)	$5,589	$(369)	$5,219	$5,443	$(122)	$5,322	$5,252	$—	$5,252
Unallocated (income) and expenses:
Net interest expense			762			866			757
Adjustment related to receivables held for sale (b)(c)			(152)			—			—
Earnings before income taxes			$4,609			$4,456			$4,495

Note: The sum of the segment amounts may not equal the total amounts due to rounding.

(a) 2012 consisted of 53 weeks compared with 52 weeks in the comparable prior-year periods.

(b) The combination of segment profit and the adjustment related to receivables held for sale represents earnings before interest expense and income taxes on the Consolidated Statements of Operations.

(c) Represents the gain on receivables held for sale recorded in our Consolidated Statements of Operations, plus the difference between U.S. Credit Card Segment bad debt expense and net write-offs for the fourth quarter of 2012.

Reconciliation to the Consolidated Statements of Operations	Twelve Months Ended
(millions)	February 2, 2013 (a)	January 28, 2012	January 29, 2011
Segment selling, general and administrative expenses	$14,031	$13,153	$12,725
Credit card revenues	1,341	1,399	1,604
Credit card expenses (d)	(458)	(446)	(860)
Consolidated selling, general and administrative expenses	$14,914	$14,106	$13,469

(d) Represents operations, marketing and bad debt expenses, and excludes loyalty program charges. The difference between the amount reported above for the twelve months ended February 2, 2013 and the amount reported in our Consolidated Statements of Operations represents the difference between U.S. Credit Card Segment bad debt expense and net write-offs for the fourth quarter of 2012.

Segment Results - Restated

Fourth Quarter Results - Quarter-to-Date

	Three Months Ended
Business Segment Results	February 2, 2013 (a)			January 28, 2012			January 29, 2011
(millions)	U.S.	Canadian	Total	U.S.	Canadian	Total	U.S.	Canadian	Total
Sales	$22,370	$—	$22,370	$20,937	$—	$20,937	$20,277	$—	$20,277
Cost of sales	16,160	—	16,160	14,986	—	14,986	14,458	—	14,458
Selling, general and administrative expenses	3,881	118	3,999	3,667	20	3,687	3,503	—	3,503
Depreciation and amortization	508	30	539	544	20	564	538	—	538
Segment profit (b)	$1,821	$(148)	$1,672	$1,740	$(40)	$1,700	$1,778	$—	$1,778
Unallocated (income) and expenses:
Net interest expense			204			292			190
Adjustment related to receivables held for sale (b)(c)			4			—			—
Earnings before income taxes			$1,464			$1,408			$1,588

Note: The sum of the segment amounts may not equal the total amounts due to rounding.

(a) The fourth quarter of 2012 consisted of 14 weeks compared with 13 weeks in the comparable prior-year periods.

(b) The combination of segment profit and the adjustment related to receivables held for sale represents earnings before interest expense and income taxes on the Consolidated Statements of Operations.

(c) Represents the gain on receivables held for sale recorded in our Consolidated Statements of Operations, plus the difference between U.S. Credit Card Segment bad debt expense and net write-offs for the fourth quarter of 2012.

Reconciliation to the Consolidated Statements of Operations	Three Months Ended
(millions)	February 2, 2013 (a)	January 28, 2012	January 29, 2011
Segment selling, general and administrative expenses	$3,999	$3,687	$3,503
Credit card revenues	356	351	384
Credit card expenses (d)	(126)	(162)	(167)
Consolidated selling, general and administrative expenses	$4,229	$3,876	$3,720

(d) Represents operations, marketing and bad debt expenses, and excludes loyalty program charges. The difference between the amount reported above for the three months ended February 2, 2013 and the amount reported in our Consolidated Statements of Operations represents the difference between U.S. Credit Card Segment bad debt expense and net write-offs for the fourth quarter of 2012.

Segment Results - Restated

Third Quarter Results - Year-to-Date

	Nine Months Ended
Business Segment Results	October 27, 2012			October 29, 2011			October 30, 2010
(millions)	U.S.	Canadian	Total	U.S.	Canadian	Total	U.S.	Canadian	Total
Sales	$49,589	$—	$49,589	$47,529	$—	$47,529	$45,509	$—	$45,509
Cost of sales	34,406	—	34,406	32,874	—	32,874	31,267	—	31,267
Selling, general and administrative expenses	9,879	154	10,033	9,412	53	9,465	9,222	—	9,222
Depreciation and amortization	1,537	67	1,603	1,540	28	1,568	1,545	—	1,545
Segment profit (a)	$3,767	$(221)	$3,547	$3,703	$(81)	$3,622	$3,475	$—	$3,475
Unallocated (income) and expenses:
Net interest expense			558			574			567
Gain on receivables held for sale (a)			(156)			—			—
Earnings before income taxes			$3,145			$3,048			$2,908

Note: The sum of the segment amounts may not equal the total amounts due to rounding.

(a) The combination of segment profit and the gain on receivables held for sale represents earnings before interest expense and income taxes on the Consolidated Statements of Operations.

Reconciliation to the Consolidated Statements of Operations	Nine Months Ended
(millions)	October 27, 2012	October 29, 2011	October 30, 2010
Segment selling, general and administrative expenses	$10,033	$9,465	$9,222
Credit card revenues	986	1,048	1,220
Credit card expenses (b)	(333)	(283)	(693)
Consolidated selling, general and administrative expenses	$10,686	$10,230	$9,749

(b) Represents operations, marketing and bad debt expenses, and excludes loyalty program charges.

Segment Results - Restated

Third Quarter Results - Quarter-to-Date

	Three Months Ended
Business Segment Results	October 27, 2012			October 29, 2011			October 30, 2010
(millions)	U.S.	Canadian	Total	U.S.	Canadian	Total	U.S.	Canadian	Total
Sales	$16,601	$—	$16,601	$16,054	$—	$16,054	$15,226	$—	$15,226
Cost of sales	11,569	—	11,569	11,165	—	11,165	10,562	—	10,562
Selling, general and administrative expenses	3,409	72	3,482	3,268	18	3,286	3,164	—	3,164
Depreciation and amortization	519	24	542	529	17	546	533	—	533
Segment profit (a)	$1,104	$(96)	$1,008	$1,092	$(35)	$1,057	$967	$—	$967
Unallocated (income) and expenses:
Net interest expense			192			200			194
Gain on receivables held for sale (a)			(156)			—			—
Earnings before income taxes			$972			$857			$773

Note: The sum of the segment amounts may not equal the total amounts due to rounding.

(a) The combination of segment profit and the gain on receivables held for sale represents earnings before interest expense and income taxes on the Consolidated Statements of Operations.

Reconciliation to the Consolidated Statements of Operations	Three Months Ended
(millions)	October 27, 2012	October 29, 2011	October 30, 2010
Segment selling, general and administrative expenses	$3,482	$3,286	$3,164
Credit card revenues	328	348	379
Credit card expenses (b)	(106)	(109)	(198)
Consolidated selling, general and administrative expenses	$3,704	$3,525	$3,345

(b) Represents operations, marketing and bad debt expenses, and excludes loyalty program charges.

Segment Results - Restated

Second Quarter Results - Year-to-Date

	Six Months Ended
Business Segment Results	July 28, 2012			July 30, 2011			July 31, 2010
(millions)	U.S.	Canadian	Total	U.S.	Canadian	Total	U.S.	Canadian	Total
Sales	$32,989	$—	$32,989	$31,475	$—	$31,475	$30,283	$—	$30,283
Cost of sales	22,838	—	22,838	21,710	—	21,710	20,705	—	20,705
Selling, general and administrative expenses	6,471	81	6,552	6,143	36	6,179	6,058	—	6,058
Depreciation and amortization	1,016	44	1,060	1,011	11	1,022	1,012	—	1,012
Segment profit	$2,664	$(125)	$2,539	$2,611	$(47)	$2,564	$2,508	$—	$2,508
Unallocated (income) and expenses:
Net interest expense			366			374			373
Earnings before income taxes			$2,173			$2,190			$2,135

Note: The sum of the segment amounts may not equal the total amounts due to rounding.

Reconciliation to the Consolidated Statements of Operations	Six Months Ended
(millions)	July 28, 2012	July 30, 2011	July 31, 2010
Segment selling, general and administrative expenses	$6,552	$6,179	$6,058
Credit card revenues	657	700	841
Credit card expenses (a)	(228)	(174)	(494)
Consolidated selling, general and administrative expenses	$6,981	$6,705	$6,405

(a) Represents operations, marketing and bad debt expenses, and excludes loyalty program charges.

Segment Results - Restated

Second Quarter Results - Quarter-to-Date

	Three Months Ended
Business Segment Results	July 28, 2012			July 30, 2011			July 31, 2010
(millions)	U.S.	Canadian	Total	U.S.	Canadian	Total	U.S.	Canadian	Total
Sales	$16,451	$—	$16,451	$15,895	$—	$15,895	$15,126	$—	$15,126
Cost of sales	11,297	—	11,297	10,872	—	10,872	10,293	—	10,293
Selling, general and administrative expenses	3,322	47	3,368	3,189	25	3,214	3,071	—	3,071
Depreciation and amortization	508	22	531	498	11	509	496	—	496
Segment profit	$1,324	$(69)	$1,255	$1,336	$(36)	$1,300	$1,266	$—	$1,266
Unallocated (income) and expenses:
Net interest expense			184			191			185
Earnings before income taxes			$1,071			$1,109			$1,081

Note: The sum of the segment amounts may not equal the total amounts due to rounding.

Reconciliation to the Consolidated Statements of Operations	Three Months Ended
(millions)	July 28, 2012	July 30, 2011	July 31, 2010
Segment selling, general and administrative expenses	$3,368	$3,214	$3,071
Credit card revenues	328	345	406
Credit card expenses (a)	(108)	(86)	(214)
Consolidated selling, general and administrative expenses	$3,588	$3,473	$3,263

(a) Represents operations, marketing and bad debt expenses, and excludes loyalty program charges.

Segment Results - Restated

First Quarter Results

	Three Months Ended
Business Segment Results	April 28, 2012			April 30, 2011			May 1, 2010
(millions)	U.S.	Canadian	Total	U.S.	Canadian	Total	U.S.	Canadian	Total
Sales	$16,537	$—	$16,537	$15,580	$—	$15,580	$15,158	$—	$15,158
Cost of sales	11,541	—	11,541	10,838	—	10,838	10,412	—	10,412
Selling, general and administrative expenses	3,148	34	3,182	2,955	11	2,966	2,988	—	2,988
Depreciation and amortization	508	21	529	512	—	512	516	—	516
Segment profit	$1,340	$(55)	$1,285	$1,275	$(11)	$1,264	$1,242	$—	$1,242
Unallocated (income) and expenses:
Net interest expense			184			183			187
Earnings before income taxes			$1,101			$1,081			$1,055

Note: The sum of the segment amounts may not equal the total amounts due to rounding.

Reconciliation to the Consolidated Statements of Operations	Three Months Ended
(millions)	April 28, 2012	April 30, 2011	May 1, 2010
Segment selling, general and administrative expenses	$3,182	$2,966	$2,988
Credit card revenues	330	355	435
Credit card expenses (a)	(120)	(88)	(280)
Consolidated selling, general and administrative expenses	$3,392	$3,233	$3,143

(a) Represents operations, marketing and bad debt expenses, and excludes loyalty program charges.